UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1 to Current Report

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 9, 2004

Memry Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15971	06-1084424
(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On November 9, 2004, Memry Corporation (the “Company”) completed its acquisition (the “Acquisition”) of substantially all of the assets and its assumption of selected liabilities of Putnam Plastics Corporation (“Putnam”). On November 12, 2004, the Company filed a Current Report on Form 8-K (the “Current Report”) to report, among other things, the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K in connection with the Acquisition.

The Company hereby amends and restates Item 9.01 of the Current Report in its entirety to read as follows:

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of Putnam as of October 31, 2004 and December 31, 2003, and related statements of income and retained earnings, and cash flows, for the ten months ended October 31, 2004 and the year ended December 31, 2003 (including notes to such financial statements), are included in Exhibit 99.2 herein and hereby are incorporated by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma financial information that is required pursuant to Item 9.01(b) is included in Exhibit 99.3 and hereby is incorporated by reference.

(c) Exhibits.

Exhibit Number		Description
2.1*	–	Asset Purchase Agreement dated November 9, 2004, among the Company, Putnam Plastics Corporation and Mr. James Dandeneau

10.1*	–	Commercial Lease Agreement dated as of November 9, 2004 between James V. Dandeneau, as lessor, and MPAV Acquisition LLC, as lessee

10.2*	–	Credit and Security Agreement dated as of November 9, 2004 between the Company as borrower and Webster Business Credit Corporation as lender

10.3*	–	Term Loan A Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.4*	–	Term Loan B Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.5*	–	Revolving Credit Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.6*	–	Capital Expenditure Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.7*	–	Guaranty Agreement dated of as November 9, 2004 made by MPAV Acquisition LLC in favor of Webster Business Credit Corporation

10.8*	–	Subordinated Loan Agreement dated as of November 9, 2004 among the Company and MPAV Acquisition LLC, as borrowers, and Ironbridge Mezzanine Fund, L.P. and Brookside Pecks Capital Partners, L.P., as lenders

10.9*	–	Subordinated Promissory Note dated November 9, 2004 made by the Company and MPAV Acquisition LLC, jointly and severally, to the order of Brookside Pecks Capital Partners, L.P.

10.10*	–	Subordinated Promissory Note dated November 9, 2004 made by the Company and MPAV Acquisition LLC, jointly and severally, to the order of Ironbridge Mezzanine Fund, L.P.

10.11*	–	Standard Industrial/Commercial Single-Tenant Lease — Net dated as of December 1, 2004 between Albert M. Gounod and the Company

23.1	–	Consent of Independent Auditors, Deloitte & Touche LLP

99.1*	–	Press Release, dated November 9, 2004, issued by the Company

99.2	–	Audited balance sheets of Putnam Plastics Corporation as of October 31, 2004 and December 31, 2003, and related statements of income and retained earnings, and cash flows for the ten months ended October 31, 2004 and the year ended December 31, 2003 (including notes to such financial statements)

99.3	–	Unaudited Pro Forma Condensed Consolidated Financial Statements

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2004, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: January 25, 2005	By:	/S/ ROBERT P. BELCHER
Robert P. Belcher
Senior Vice President – Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Asset Purchase Agreement dated November 9, 2004, among the Company, Putnam Plastics Corporation and Mr. James Dandeneau

10.1*	Commercial Lease Agreement dated as of November 9, 2004 between James V. Dandeneau, as lessor, and MPAV Acquisition LLC, as lessee

10.2*	Credit and Security Agreement dated as of November 9, 2004 between the Company as borrower and Webster Business Credit Corporation as lender

10.3*	Term Loan A Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.4*	Term Loan B Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.5*	Revolving Credit Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.6*	Capital Expenditure Note dated November 9, 2004 made by the Company to the order of Webster Business Credit Corporation

10.7*	Guaranty Agreement dated of as November 9, 2004 made by MPAV Acquisition LLC in favor of Webster Business Credit Corporation

10.8*	Subordinated Loan Agreement dated as of November 9, 2004 among the Company and MPAV Acquisition LLC, as borrowers, and Ironbridge Mezzanine Fund, L.P. and Brookside Pecks Capital Partners, L.P., as lenders

10.9*	Subordinated Promissory Note dated November 9, 2004 made by the Company and MPAV Acquisition LLC, jointly and severally, to the order of Brookside Pecks Capital Partners, L.P.

10.10*	Subordinated Promissory Note dated November 9, 2004 made by the Company and MPAV Acquisition LLC, jointly and severally, to the order of Ironbridge Mezzanine Fund, L.P.

10.11*	Standard Industrial/Commercial Single-Tenant Lease — Net dated as of December 1, 2004 between Albert M. Gounod and the Company

23.1	Consent of Independent Auditors, Deloitte & Touche LLP

99.1*	Press Release, dated November 9, 2004, issued by the Company

99.2	Audited balance sheets of Putnam Plastics Corporation as of October 31, 2004 and December 31, 2003, and related statements of income and retained earnings, and cash flows for the ten months ended October 31, 2004 and the year ended December 31, 2003 (including notes to such financial statements)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2004, and incorporated herein by reference.